UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2010 (October 18, 2010)

Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)
Two Trap Falls Road, Suite 402, Shelton, CT	06484
(Address of Principal Executive Offices)	(Zip Code)
203-402-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the termination of the employment of Karl S. Puehringer as president and chief executive officer of Baldwin Technology Company, Inc. (the “Company”) and Mr. Puehringer’s resignation as a director of the Company, effective September 30, 2010, and the election effective October 1, 2010 of Mark T. Becker, previously an independent director and member of the audit, compensation and nominating committees, as president and chief executive officer, due to the small size of its Board of Directors, the Company no longer has a majority of independent directors on its board and is not in compliance with certain other governance requirements regarding independent directors.

On October 18, 2010, the Company notified the NYSE Amex that it was not in compliance with certain sections of the corporate governance requirements listed in the NYSE Amex Company Guide.  On October 19, 2010, the NYSE Amex issued a warning letter advising the Company that it was not in compliance with Section 802(a) (that requires a majority of the directors on the Board of Directors to be independent directors), Section 802(d) (that requires the classes of the Board of Directors to be of approximately equal size), Section 803(B)(2)(a) (that requires the audit committee to have at least three independent members) and Section 805(a) (that requires the compensation committee to be comprised solely of independent directors).

The Company advised the NYSE Amex that the Board of Directors is aware of the non-compliance and is taking steps to remedy it.  The Board has identified several candidates and is currently in the process of conducting interviews of potential candidates to serve as an Independent Director or Independent Directors of the Company.

The Company issued a press release on October 22, 2010 regarding this matter, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits

(d)        Exhibits

99.1	Press release entitled “Baldwin Receives Letter from NYSE Amex Regarding Non-Compliance Resulting from CEO Transition” issued by the Company on October 22, 2010 (furnished herewith).

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are subject to the risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and other Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

		By:	/s/	John P. Jordan
John P. Jordan
Vice President, Treasurer and
Chief Financial Officer

Dated:	October 22, 2010

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